FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                            Dated as of June 29, 2001


         This FIRST AMENDMENT (this "Amendment") is entered into among BIG DOG HOLDINGS, INC., a Delaware corporation ("Holdings"), BIG DOG USA, INC., a California corporation ("BDUSA"; and together with Holdings, the "Borrower"), the several financial institutions party to the Credit Agreement (the "Lenders"), BANK OF AMERICA, N.A., as letter of credit issuing lender and BANK OF AMERICA, N.A., as administrative agent for the Lenders ("Agent").

                             PRELIMINARY STATEMENTS:

         (1) The Borrowers, the Lenders and the Agent have entered into that certain Credit Agreement dated as of July 28, 2000 (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

         (2) The Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement.

         (3) The Agent and the Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrowers.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement is hereby amended as follows:

(1) The minimum Fixed Charge Coverage Ratio for each of the following dates in clause (b) of Section 7.12 of the Credit Agreement is hereby amended and restated as follows:

            Fiscal Quarters Ending                            Minimum Fixed
                                                         Charged Coverage Ratio
                June 30, 2001                                     1.00:1
             September 30, 2001                                   1.00:1
              December 31, 2001                                   1.10:1
        March 31, 2002 and thereafter                             1:25:1






(2) The maximum Leverage Ratio for each of the following three dates in clause (c) of Section 7.12 of the Credit Agreement is hereby amended and restated as follows:

         Fiscal Quarters Ending                         Maximum Leverage Ratio
         ----------------------                         ----------------------
                June 30, 2001                                   2.80:1.00
             September 30, 2001                                 3.40:1.00
              December 31, 2001                                 0.70:1.00

         The maximum Leverage Ratio for March 31, 2002 and thereafter shall remain unchanged.

SECTION 2. Conditions to Effectiveness. The effectiveness of the amendments in
Section 1 of this Amendment is conditioned upon the occurrence of each of the following: (a) the Agent has executed this Amendment and has received counterparts of this Amendment executed by the Borrowers and the Requisite Lenders; and (b) the Agent has received counterparts of the Consent appended hereto (the "Consent") executed by Big Dog International, Inc. ("BDI"; and together with the Borrowers, collectively the "Loan Parties").

SECTION 3. Representations and Warranties. The Loan Parties represent and warrant as follows:


(a) Authority: Enforceability. Each Loan Party has the requisite corporate power and authority to execute, deliver and perform this Amendment or the Consent, as applicable, and to perform its obligations under the Loan Documents as amended hereby. The execution, delivery and performance by the Borrowers of this Amendment and by BDI of the Consent and the consummation of the transactions contemplated hereby, have been duly approved by the Board of Directors of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions. Each of this Amendment and the Consent has been duly executed and delivered by each Loan Party thereto. Each of this Amendment, the Consent and each Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

(b) Loan Document Representations and Warranties. The representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

(c) Absence of Default. No Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment.

SECTION 4. Reference to and Effect on the Loan Documents. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(a) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent hereto by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.






         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BIG DOG USA, INC., a California corporation


                                   By:----------------------------------------
                                   Name:
                                   Title:



                                   BIG DOG HOLDINGS, INC., a Delaware
                                   corporation


                                   By:----------------------------------------
                                   Name:
                                   Title:



                                   BANK OF AMERICA, N.A., as Agent


                                   By:----------------------------------------
                                   Name:
                                   Title:








                                    Lenders:

                                    BANK OF AMERICA, N.A., as a Lender


                                    By:---------------------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA, N.A., as Issuing Lender


                                    By:---------------------------------------
                                    Name:
                                    Title:



                                    ISRAEL DISCOUNT BANK, LTD., as a Lender


                                    By:---------------------------------------
                                    Name:
                                    Title:



                                    SANTA BARBARA BANK & TRUST, as a Lender


                                    By:---------------------------------------
                                    Name:
                                    Title:











                                     CONSENT

                            Dated as of June 29, 2001


         The undersigned, as guarantor under the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the foregoing Amendment) delivered pursuant to the Credit Agreement, hereby consents and agrees to the said Amendment and hereby confirms and agrees that the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Amendment, each reference in the Subsidiary Guaranty to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the said Amendment.

                                 BIG DOG INTERNATIONAL, INC., a California corporation


                                 By:------------------------------------------
                                 Name:
                                 Title: